Going Concern	6 Months Ended
Jun. 30, 2025
Going Concern [Abstract]
GOING CONCERN

2. GOING CONCERN

The accompanying unaudited condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern. For the six months ended June 30, 2025 and 2024, the Company incurred significant and recurring operating losses of US$2.4 million and US$32.7 million, and the negative cash flows from operating activities of approximately US$1.0 million and US$21.4 million, respectively. Additionally, the Company reported an accumulated deficit of approximately US$739.3 million as of June 30, 2025, as compared to US$737.0 million as of December 31, 2024.

In addition to the deteriorating cash position and ongoing losses, the Company remains dependent on external sources of financing, which may not be available on acceptable terms or in sufficient amounts, if at all. Furthermore, the Company is exposed to unresolved litigation and guarantee obligations that may further strain its limited financial resources.

While management has disclosed intentions to secure additional financing and reduce expenditures, no definitive arrangements have been executed, and no viable pathway to financial stability has been demonstrated. In light of these conditions and absent the successful execution of a comprehensive restructuring or financing strategy in the near term, the Company does not appear to have the ability to meet its obligations as they become due within one year after the date the financial statements are issued. Accordingly, substantial doubt about the Company’s ability to continue as a going concern is not alleviated.

The unaudited condensed consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.